                                                                   EXHIBIT 10.49

================================================================================

                              QUANTA SERVICES, INC.

                   FIRST SUPPLEMENT TO NOTE PURCHASE AGREEMENT

                          Dated as of September 1, 2000

  Re:   $30,000,000 8.01% Series 2000-B Senior Secured Notes, Tranche 1,
                             Due September 1, 2005
                                      and
        $5,000,000 8.06% Series 2000-B Senior Secured Notes, Tranche 2,
                             Due September 1, 2006
                                      and
        $25,000,000 8.29% Series 2000-B Senior Secured Notes, Tranche 3,
                             Due September 1, 2010

================================================================================

                              QUANTA SERVICES, INC.
                       1360 Post Oak Boulevard, Suite 2100
                            Houston, Texas 77056-3023

                                                                     Dated as of
                                                               September 1, 2000

To the Purchasers named in
Schedule A hereto

Ladies and Gentlemen:

         This First Supplement to Note Purchase Agreement (the "Supplement") is between QUANTA SERVICES, INC., a Delaware corporation (the "Company"), and the institutional investors named on Schedule A attached hereto (the "Purchasers").

         Reference is hereby made to that certain Note Purchase Agreement dated as of March 1, 2000 (the "Note Purchase Agreement") between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.18 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

         The Company hereby agrees with the Purchasers as follows:

                  1. The Company has authorized the issue and sale of $30,000,000 aggregate principal amount of its 8.01% Series 2000-B Senior Secured Notes, Tranche 1, due September 1, 2005 (the "Tranche 1 Notes"), $5,000,000 aggregate principal amount of its 8.06% Series 2000-B Senior Secured Notes, Tranche 2, due September 1, 2006 (the "Tranche 2 Notes") and $25,000,000 aggregate principal amount of its 8.29% Series 2000-B Senior Secured Notes, Tranche 3, due September 1, 2010 (the "Tranche 3 Notes" and together with the Tranche 1 Notes and the Tranche 2 Notes, the "Series 2000-B Notes"). The Series 2000-B Notes, together with the Series 2000-A Notes initially issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.4 of the Note Purchase Agreement, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Tranche 1 Notes, the Tranche 2 Notes and the Tranche 3 Notes shall be substantially in the forms set out in Exhibit 1, Exhibit 2, and Exhibit 3 hereto, respectively, with such changes therefrom, if any, as may be approved by the Purchasers and the Company.

                  2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series 2000-B Notes in the principal amount set forth opposite such Purchaser's name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

                  3. The sale and purchase of the Series 2000-B Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 A.M. Chicago time, at a closing (the "Closing") on September 11, 2000 or on such other Business Day thereafter on or prior to September 15, 2000 as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series 2000-B Notes of the tranche to be purchased by such Purchaser in the form of a single Series 2000-B Note of such tranche (or such greater number of Series 2000-B Notes of such tranche in denominations of at least $100, 000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 001390029677, at Bank of America, Dallas, Texas, ABA Number 111000025. If, at the Closing, the Company shall fail to tender such Series 2000-B Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

                  4. The obligation of each Purchaser to purchase and pay for the Series 2000-B Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2000-B Notes to be purchased at the Closing, and to the following additional conditions:

                           (a)      Except as supplemented, amended or
                  superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

                           (b) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series 2000-B Notes of the tranche to be purchased by such Purchaser at the Closing as specified in Schedule A.

                           (c) The Guaranty Ratification substantially in the form of Exhibit B attached hereto shall have been executed and delivered by the Guarantors and shall be in full force and effect and each Purchaser shall have received a true, correct and complete copy thereof.

                           (d) The Guaranty Joinder Agreement substantially in the form of Exhibit C attached hereto shall have been executed and delivered by the Additional Guarantors (as defined therein) and shall be in full force and effect and each Purchaser shall have received a true, correct and complete copy thereof.

                           (e)      The Acknowledgment to Intercreditor
                  Agreement substantially in the form of Exhibit D attached hereto shall have been executed and delivered by the respective parties thereto and shall be in full force and effect and each Purchaser shall have received a true, correct and complete copy thereof.

                  5.       (a) Required Payments.

                           (i) Tranche 1 Notes. On September 1, 2005 the entire principal amount of the Tranche 1 Notes shall become due and payable.

                           (ii) Tranche 2 Notes. On September 1, 2006 the entire principal amount of the Tranche 2 Notes shall become due and payable.

                           (iii) Tranche 3 Notes. On September 1, 2010 the entire principal amount of the Tranche 3 Notes shall become due and payable.

                  (b) Optional Prepayments. The Series 2000-B Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in Section 8.2 of the Note Purchase Agreement.

                  (c) Allocation of Partial Prepayments. In the case of each partial prepayment of the Series 2000-B Notes pursuant to the provisions of Section 8.2 of the Note Purchase Agreement, the principal amount of the Series 2000-B Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

                  (d) Make-Whole Amount for Series 2000-B Notes. The term "Make-Whole Amount" means, with respect to a Series 2000-B Note of any tranche, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of the Series 2000-B Notes of such tranche over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                           "Called Principal" means, with respect to a Series
                  2000-B Note of any tranche, the principal of the Series 2000-B Notes of such tranche that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12 1, as the context requires.

                           "Discounted Value" means, with respect to the Called
                  Principal of a Series 2000-B Note of any tranche, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series 2000-B Notes of such tranche is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                           "Reinvestment Yield" means, with respect to the
                  Called Principal of a Series 2000-B Note of any tranche, 0.50% plus the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Market Screen (or such other display as may replace "PX-1" on the Bloomberg Financial Market Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release
                  H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                           "Remaining Average Life" means, with respect to any
                  Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                           "Remaining Scheduled Payments" means, with respect to
                  the Called Principal of a Series 2000-B Note of any tranche, all payments of such Called

                  Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series 2000-B Notes of such tranche, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                           "Settlement Date" means, with respect to the Called
                  Principal of a Series 2000-B Note of any tranche, the date on which such Called Principal is to be prepaid pursuant to
                  Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12. 1, as the context requires.

                  6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2000-B Notes to be purchased by such Purchaser.

                  7        The Company and each Purchaser agree to be bound by
         and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

         The execution hereof shall constitute a contract between the Company and the Purchasers for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                               QUANTA SERVICES, INC.

                                               By /s/ James H. Haddox
                                                  -----------------------------
                                                  Name:  James H. Haddox
                                                  Title: Chief Financial Officer

Accepted as of September 1, 2000

                                               ALLSTATE LIFE INSURANCE COMPANY

                                               By /s/ JERRY D. ZINKULA
                                                  -----------------------------
                                                  JERRY D. ZINKULA

                                               By /s/ DAVID A. WALSH
                                                  -----------------------------
                                                  Authorized Signatories
                                                  DAVID A. WALSH

Accepted as of September 1, 2000

                                        AMERICAN HERITAGE LIFE INSURANCE COMPANY

                                        By /s/ JERRY D. ZINKULA
                                           -------------------------------------
                                           JERRY D. ZINKULA

                                        By /s/ DAVID A. WALSH
                                           -------------------------------------
                                           Authorized Signatories
                                           DAVID A. WALSH

Accepted as of September 1, 2000

                                       THE TRAVELERS INSURANCE COMPANY, for
                                         itself and two of its separate accounts

                                       By /s/ TERESA M. TORREY
                                          --------------------------------------
                                          Name:  TERESA M. TORREY
                                          Title: SECOND VICE PRESIDENT

Accepted as of September 1, 2000

                                       LUTHERAN BROTHERHOOD, a Minnesota
                                        corporation

                                       By /s/ MARK O. SWENSON
                                          --------------------------------------
                                          Name:  MARK O. SWENSON
                                          Title: Vice President

Accepted as of September 1, 2000

                                          MODERN WOODMEN OF AMERICA

                                          By /s/ Clyde C. Schoeck
                                             -----------------------------------
                                             Name: Clyde C. Schoeck
                                             Title: President

Accepted as of September 1, 2000

                                    UNUM LIFE INSURANCE COMPANY OF
                                       AMERICA

                                    By:  Provident Investment Management, L.L.C.
                                    Its: Agent

                                    By. /s/ Ben S. Miller
                                        ----------------------------------------
                                        Name:  Ben S. Miller
                                        Title: Vice President

Accepted as of September 1, 2000

                                      PHOENIX HOME LIFE MUTUAL INSURANCE
                                        COMPANY

                                      By /s/ CHRISTOPHER WILKOS
                                         ---------------------------------------
                                         Name:  CHRISTOPHER WILKOS
                                         Title: Vice President, Corporate
                                                Portfolio Management
                                                PHOENIX HOME LIFE

                       INFORMATION RELATING TO PURCHASERS

                                                             PRINCIPAL AMOUNT
                                           TRANCHE            OF NOTES TO BE
     NAME OF PURCHASERS                   OF NOTES               PURCHASED
ALLSTATE LIFE INSURANCE COMPANY           Tranche 1             $10,000,000
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, Illinois 60062-7127
Telephone Number: (847) 402-8922
Telecopier Number: (847) 402-3092

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds (identifying each payment with name of the Issuer (and the Credit, if any), the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium) in the exact format as follows:

         BBK = Harris Trust and Savings Bank
               ABA #071000288
         BNF = Allstate Life Insurance Company
               Collection Account #168-117-0
         ORG = Quanta Services, Inc.
         OBI = DPP - PPN 74762E B* 2
               Payment Due Date (MM/DD/YY)--
               P__________(enter "P" and the amount of principal being remitted, for example, P5000000.00)--
               I__________(enter "I" and the amount of interest being remitted, for example, 1225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

         Allstate Insurance Company
         Investment Operations--Private Placements
         3075 Sanders Road, STE G4A
         Northbrook, Illinois 60062-7127
         Telephone: (847) 402-2769
         Telecopy: (847) 326-5040

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above

                                   SCHEDULE A

                                 (to Supplement)

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-2554642

                                                             PRINCIPAL AMOUNT
                                           TRANCHE            OF NOTES TO BE
         NAME OF PURCHASERS               OF NOTES               PURCHASED
AMERICAN HERITAGE LIFE INSURANCE          Tranche 1              $4,500,000
 COMPANY
c/o Allstate Life Insurance Company
Private Placements Department
3075 Sanders Road, STE G3A
Northbrook, Illinois 60062-7127
Telephone Number: (847) 402-8922
Telecopier Number: (847) 402-3092

Payments

All payments on or in respect of the Notes to be made by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium, in the format as follows:

         BBK = Harris Trust and Savings Bank
               ABA #071000288
         BNF = American Heritage Life Insurance Company
               Collection Account #172-504-3
         ORG = Quanta Services, Inc.
         OBI = DPP - PPN 74762E B* 2
               Payment Due Date (MM/DD/YY)--
               P_________(Enter "P" and the amount of principal being remitted, for example, P5000000.00)
               I__________(enter "I" and the amount of interest being remitted, for example, 1225000.00)

Notices

All notices of scheduled payments and written confirmation of each such payment, to be addressed:

         Allstate Insurance Company
         Investment Operations--Private Placements
         3075 Sanders Road, STE G4A
         Northbrook, Illinois 60062-7127
         Telephone: (847) 402-2769
         Telecopy: (847) 326-5040

All financial reports, compliance certificates and all other written communications, including notice of prepayments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 59-0781901

                                                                    PRINCIPAL AMOUNT
                                                        TRANCHE      OF NOTES TO BE
            NAME OF PURCHASERS                          OF NOTES       PURCHASED
THE TRAVELERS INSURANCE COMPANY                        Tranche 1       $4,500,000
One Tower Square
Hartford, Connecticut 06183-2030
Attention: Investment Group--Private Placements 9PB
Telefacsimile: (860) 954-5243

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Quanta Services, Inc., 8.01% Series 2000-B Senior Secured Notes due September 1, 2005, PPN 74762E B* 2, principal, premium or interest") to:

         The Travelers Insurance Company - Consolidated Private
          Placement Account No. 910-2-587434
         The Chase Manhattan Bank, N.A.
         One Chase Manhattan Plaza
         New York, New York 10081
         ABA #021000021

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

         The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut 06183-2030
         Attention: Investment Group--Cashier 10PB
         Telefacsimile: (860) 277-7941

Name of Nominee in which Notes are to be issued: TRAL & CO

Taxpayer I.D. Number: 06-0566090

                                                                    PRINCIPAL AMOUNT
                                                        TRANCHE      OF NOTES TO BE
              NAME OF PURCHASERS                        OF NOTES       PURCHASED
THE TRAVELERS INSURANCE COMPANY,                       Tranche 2       $4,000,000
 FOR ONE OF ITS SEPARATE ACCOUNTS
One Tower Square
Hartford, Connecticut 06183-2030
Attention: Investment Group--Private Placements 9PB
Telefacsimile: (860) 954-5243

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Quanta Services, Inc., 8.06% Series 2000-B Senior Secured Notes due September 1, 2006, PPN 74762E B@ 0, principal, premium or interest") to:

         The Travelers Insurance Company - Separate Account MGA
           Account No. 910-2-739365
         The Chase Manhattan Bank, N.A.
         One Chase Manhattan Plaza
         New York, New York 10081
         ABA #021000021

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

         The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut 06183-2030
         Attention: Investment Group--Cashier 10PB
         Telefacsimile: (860)277-7941

Name of Nominee in which Notes are to be issued: NONE

Taxpayer I.D. Number: 06-0566090

                                                                      PRINCIPAL AMOUNT
                                                         TRANCHE       OF NOTES TO BE
              NAME OF PURCHASERS                         OF NOTES        PURCHASED
THE TRAVELERS INSURANCE COMPANY                          Tranche 2       $1,000,000
 FOR ONE OF ITS SEPARATE ACCOUNTS
One Tower Square
Hartford, Connecticut 06183-2030
Attention: Investment Group--Private Placements 9PB
Telefacsimile: (860) 954-5243

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Quanta Services, Inc., 8.06% Series 2000-B Senior Secured Notes due September 1, 2006, PPN 74762E B@ 0, principal, premium or interest") to:

         The Travelers Insurance Company - Separate Account SMGA
          Account No. 910-2-720464
         The Chase Manhattan Bank, N.A.
         One Chase Manhattan Plaza
         New York, New York 10081
         ABA #021000021

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payment and written confirmation of each such payment, to be addressed:

         The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut 06183-2030
         Attention: Investment Group--Cashier 10PB
         Telefacsimile: (860)277-7941

Name of Nominee in which Notes are to be issued: NONE

Taxpayer I.D. Number: 06-0566090

                                                             PRINCIPAL AMOUNT
                                           TRANCHE            OF NOTES TO BE
    NAME OF PURCHASERS                     OF NOTES              PURCHASED
LUTHERAN BROTHERHOOD                      Tranche 1             $6,500,000
625 Fourth Avenue South
Minneapolis, Minnesota 55415
Attention: Investment Division

Payments

All payments of principal, interest and premium on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

         Norwest Bank Minnesota, N.A
         ABA #091000019
         For Credit to Trust Clearing Account #0000840245
         Attention: Sarah Corcoran
         For credit to: Lutheran Brotherhood
         Account Number 12651300

         All payments must include the following information:

         A/C Lutheran Brotherhood
         Account No: 12561300
         Security Description
         PPN Number 74762E B* 2
         Reference Purpose of Payment
         Interest and/or Principal Breakdown

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

         Lutheran Brotherhood
         625 Fourth Avenue South, 10th Floor
         Minneapolis, Minnesota 55415
         Attention: Investment Accounting/Trading Administrator

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 41-0385700

                                                             PRINCIPAL AMOUNT
                                           TRANCHE            OF NOTES TO BE
       NAME OF PURCHASERS                  OF NOTES              PURCHASED
MODERN WOODMEN OF AMERICA                 Tranche 1            $4,500,000
1701 First Avenue
Rock Island, Illinois 61201
Attention: Investment Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Quanta Services, Inc., 8.01% Series 2000-B Senior Secured Notes due September 1, 2005, PPN 74762E B* 2, principal, premium or interest") to:

         The Northern Trust Company
         50 South LaSalle Street
         Chicago, Illinois 60675
         ABA #071-000-152
         Account Name: Modern Woodmen of America
         Account Number 84352

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed Attention: Investment Accounting Department

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 36-1493430

                                                            PRINCIPAL AMOUNT
                                               TRANCHE       OF NOTES TO BE
           NAME OF PURCHASERS                  OF NOTES        PURCHASED
UNUM LIFE INSURANCE COMPANY OF                Tranche 3        $10,000,000
 AMERICA                                      Tranche 3        $ 5,000,000
c/o Provident Investment Management, LLC
One Fountain Square
Chattanooga, Tennessee 37402
Attention: Private Placements
Telefacsimile: (423)755-3351
Confirmation: (423) 755-1172

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         CUDD & CO.
         c/o The Chase Manhattan Bank, N.A.
         New York, New York
         ABA #021-000-021
         SSG Private Income Processing
         For credit to: A/C #900-9-000200
         For further credit to: Unum Life Insurance Company of America Custodial Account Number G08287

         Please reference:    Issuer: Quanta Services, Inc.
                              PPN: 74762E B#8
                              Coupon: 8 29%
                              Maturity: September 1, 2010
                              Principal=$________________
                              Interest=$_________________

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: CUDD & CO.

Taxpayer I.D. Number for CUDD & Co.: 13-6022143

                                                         PRINCIPAL AMOUNT
                                           TRANCHE        OF NOTES TO BE
          NAME OF PURCHASERS               OF NOTES         PURCHASED
PHOENIX HOME LIFE MUTUAL INSURANCE        Tranche 3         $10,000,000
 COMPANY
c/o Phoenix Investment Partners, Ltd.
56 Prospect Street
P. O. Box 150480
Hartford, Connecticut 06115-0480
Attention: Private Placements Division
Fax Number: (860) 403-7248

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "Quanta Services, Inc., 8.29% Series 2000-B Senior Secured Notes due September 1, 2010, PPN 74762E B# 8, principal, premium or interest") to:

         ABA #021 000 021
         Chase Manhattan Bank, N A
         New York, New York 10022

         Account Number: 900 9000 200
         Account Name: Income Processing
         Reference: Phoenix Home Life Account #G05123
         OBI=Quanta Services, Inc., PPN=________, RATE=_________%, DUE=_________
         (include Company name, principal and interest breakdown and premium, if any)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-0493340

                          SUPPLEMENTAL REPRESENTATIONS

         The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct as of the date hereof with respect to the Series 2000-B Notes with the same force and effect as if each reference to "Series 2000-A Notes" set forth therein was modified to refer to the "Series 2000-B Notes" and each reference to "this Agreement" therein was modified to refer to the Note Purchase Agreement as supplemented by the First Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

         Section 5.3. Disclosure. The Note Purchase Agreement, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the First Supplement and the financial statements listed in Schedule 5.5 to the First Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since December 31, 1999, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 5.4 Organization and Ownership of Shares of Subsidiaries.
Schedule 5.4 to the First Supplement contains (except as noted therein) complete and correct lists of (i) the Company's Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and (ii) the Company's directors and senior officers.

         Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2000-B Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 40 other Institutional Investors, each of which has been offered the Series 2000-B Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

         Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2000-B Notes to repay existing indebtedness, for acquisitions and for other general corporate purposes. No part of the proceeds from the sale of the Series 2000-B Notes pursuant to the First Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a

                                    EXHIBIT A
                                 (to Supplement)
violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

         Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the First Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of July 31, 2000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries except that pursuant to the underwriter's overallotment option an additional $22,500,000 aggregate principal amount of the Subordinated Convertible Notes were issued on August 7, 2000. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary in an unpaid amount of $1,000,000 or more and no event or condition exists with respect to any Debt of the Company or any Subsidiary in an unpaid amount of $1,000,000 or more that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                                      E-A-2

        ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES

         The following Subsidiaries are 100% owned by the Person listed in the "Stockholder" Column. Additionally, Trawick Construction Company owns a 25% interest in Lightwave, LLC, an Alabama limited liability company, and Mears Group, Inc. owns a 33% interest in MLM Services, LLC, an Oklahoma limited liability company. The Company periodically invests in bank deposits and other short term money market instruments as part of its cash management system.

--------------------------------------------------------------------------------------------------------------------
                                                               STATE OF
                     SUBSIDIARY                              INCORPORATION                  STOCKHOLDER
--------------------------------------------------------------------------------------------------------------------
Advanced Communication Technologies, Inc.                      Oregon             NorAm Telecommunications, Inc.
--------------------------------------------------------------------------------------------------------------------
Arby Construction, Inc.                                        Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Austin Trencher, Inc.                                          Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
CCLC, Inc.                                                     Delaware           Conti Communications, Inc.
--------------------------------------------------------------------------------------------------------------------
Coast to Coast, L.L.C.                                         California         Environmental Professional
                                                                                      Associates, Limited
--------------------------------------------------------------------------------------------------------------------
Computapole, Inc.                                              Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Conti Communications, Inc.                                     Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Croce Electric Company, Inc.                                   Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Crown Fiber Communications, Inc.                               Virginia           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Dillard Smith Construction Company                             Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Driftwood Electrical Contractors, Inc.                         Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Edwards Pipeline Company, Inc.                                 Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Environmental Professional Associates, Limited                 California         Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Fiber Technology, Inc.                                         Texas              Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Five Points Construction Company                               Delaware           Underground Construction Co., Inc.
--------------------------------------------------------------------------------------------------------------------
GEM Engineering Co., Inc.                                      Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Golden State Utility Co.                                       Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
H.L. Chapman Pipeline Construction, Inc.                       Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Haines Construction Company                                    Delaware           Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------
Harker & Harker, Inc.                                          Nevada             Quanta Services, Inc.
--------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 5.4
                                 (to Supplement)

------------------------------------------------------------------------------------------------------------------
                                                                STATE OF
                      SUBSIDIARY                              INCORPORATION               STOCKHOLDER
------------------------------------------------------------------------------------------------------------------
Intermountain Electric, Inc.                                 Colorado             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
IRBY Construction Company                                    Mississippi          Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Lake Norman Pipeline, LLC                                    North Carolina       Edwards Pipeline Company, Inc.
------------------------------------------------------------------------------------------------------------------
Line Equipment Sales Co., Inc.                               South Carolina       Utilities Construction Co., Inc.
------------------------------------------------------------------------------------------------------------------
Logical Link, Inc.                                           Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Manuel Bros., Inc.                                           Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Mears/CPG, LLC                                               Michigan             Mears Group, Inc.
------------------------------------------------------------------------------------------------------------------
Mears Engineering, LLC                                       Michigan             Mears Group, Inc.
------------------------------------------------------------------------------------------------------------------
Mears Group, Inc.                                            Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Mears/HDD, LLC                                               Michigan             Mears Group, Inc.
------------------------------------------------------------------------------------------------------------------
Mears Pipeline Services, Inc.                                Michigan             Mears Group, Inc.
------------------------------------------------------------------------------------------------------------------
Mears Services, LLC                                          Michigan             Mears Group, Inc.
------------------------------------------------------------------------------------------------------------------
Metro Underground Services, Inc.                             Illinois             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
NetCom Management Group, Inc.                                Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Network Communications Services, Inc.                        Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
North Pacific Construction Company                           Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
North Sky Communications                                     Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Northern Line Layers, Inc.                                   Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Pac West Construction, Inc.                                  Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
PAR Electrical Contractors, Inc.                             Missouri             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
PDG Electric Company                                         Florida              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Potelco, Inc.                                                Washington           Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
QSI, Inc.                                                    Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Quanta Delaware, Inc.                                        Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Quanta XVII Acquisition, Inc.                                Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Quanta XLI Acquisition, Inc.                                 Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Quanta XLII Acquisition, Inc.                                Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------
Quanta XLV Acquisition, Inc.                                 Delaware             Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------------

                                     5.4-2

------------------------------------------------------------------------------------------------------------
                                                                 STATE OF
                     SUBSIDIARY                               INCORPORATION                STOCKHOLDER
------------------------------------------------------------------------------------------------------------
Quanta XLVI Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta XLVIII Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LI Acquisition, Inc.                                      Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LII Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LIII Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LIV Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LV Acquisition, Inc.                                      Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LVI Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LVII Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LVIII Acquisition, Inc.                                   Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LIX Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LX Acquisition, Inc.                                      Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXI Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXII Acquisition. Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXIII Acquisition, Inc.                                   Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXIV Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXV Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXVI Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXVII Acquisition, Inc.                                   Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXVIII Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXIX Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXX Acquisition, Inc.                                     Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXXI Acquisition, Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXXII Acquisition, Inc.                                   Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXXIII Acquisition, Inc.                                  Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta LXXIV Acquisition, Inc.                                   Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
Quanta Services Management Partnership, L. P.                    Texas
------------------------------------------------------------------------------------------------------------
Quanta Utility Installation Co., Inc.                            Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------
R. A. Waffensmith & Co., Inc.                                    Delaware              Quanta Services, Inc.
------------------------------------------------------------------------------------------------------------

                                      5.4-3

-----------------------------------------------------------------------------------------------------------------------
                                                                 STATE OF
                     SUBSIDIARY                               INCORPORATION                  STOCKHOLDER
-----------------------------------------------------------------------------------------------------------------------
Ranger Directional, Inc.                                      Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
S. K. S. Pipeliners, Inc.                                     Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Seaward Corporation                                           Maine                    Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Southeast Pipeline Construction, Inc.                         Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Spalj Construction Company                                    Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Specialty Drilling Technology, Inc.                           Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Sullivan Welding, Inc.                                        Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Sumter Builders, Inc.                                         Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
SynerTec Inc.                                                 South Carolina           Utilities Construction Co., Inc.
-----------------------------------------------------------------------------------------------------------------------
Telecom Network Specialists, Inc.                             Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
The Ryan Company, Inc.                                        Massachusetts            Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Tom Allen Construction Company                                Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
TRANS TECH Electric, Inc.                                     Indiana                  Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Trawick Construction Co.                                      Florida                  Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
TTM, Inc.                                                     North Carolina           Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
TVS Systems, Inc.                                             Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Underground Construction Co., Inc.                            Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Utilco, Inc.                                                  Georgia                  Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Utilities Construction Co., Inc.                              Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
VCI Telecom, Inc.                                             Delaware                 Quanta Services, Inc..
-----------------------------------------------------------------------------------------------------------------------
W.H.O.M. Corporation                                          California               Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
Wade D. Taylor, Inc.                                          Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
W. C. Communications, Inc.                                    Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------
World Fiber, Inc.                                             Delaware                 Quanta Services, Inc.
-----------------------------------------------------------------------------------------------------------------------

         The Company's directors are James R. Ball, John R. Colson, John A. Martell, Gary A. Tucci, Michael T. Wilson, John R. Wilson, Robert K. Green, James G. Miller and Vincent D. Foster.

                                      5.4-4

         The Company's executive officers are John R. Colson, James H. Haddox, John R. Wilson, Gary A. Tucci Elliott C. Robbins, James F. O'Neill III, Brad Eastman, Luke T. Spalj, Nicholas M. Grindstaff and Derrick A. Jensen.

                                     5.4-5

                              FINANCIAL STATEMENTS

The Company has delivered to each Purchaser copies of its audited consolidated balance sheets as of December 31, 1997, 1998, and 1999 and the related consolidated statements of operations, cash flows and stockholders' equity for the three years ended December 31, 1998, and December 31, 1999 and its unaudited consolidated balance sheet as of June 30, 2000 and the related consolidated statement of operations and cash flows for the six-month periods ended June 30, 1999 and 2000.

                                  SCHEDULE 5.5
                                 (to Supplement)

                           EXISTING DEBT; FUTURE LIENS

As of July 31, 2000, the existing Debt of the Company included the Company's Subordinated Convertible Notes in the principal amount of $150,000,000, the Series 2000-A Senior Secured Notes in the aggregate outstanding principal amount of $150,000,000, the EPA Notes in the principal amount of $632,000, $16,750,000 outstanding under the Bank Credit Agreement and the following Debt of the Company's subsidiaries.

                                                                    BALANCE AS OF
SUBSIDIARY                          CREDITOR                           7/31/00
Arby                         United Leasing Associates               $     3,537

Chapman                      Safeco Credit                             2,968,361
Chapman                      Financial Federal                         2,515,672
Chapman                      KDC Financial                               170,739
Chapman                      Ford Motor Credit                            13,046
                                                                     -----------
Subtotal - Chapman                                                   $ 5,667,818

Dillard Smith                Other                                       330,938
Dillard Smith                Caterpillar Financing                       218,609
Dillard Smith                US Bankcorp                                  11,235
                                                                     -----------
Subtotal - Dillard                                                   $   560,782

EPA                          Ford Motor Credit                       $   243,108

GSU                          Safeco Credit                                86,869
GSU                          Ford Motor Credit                             9,558
GSU                          GMAC                                          7,663
                                                                     -----------
Subtotal - GSU                                                       $   104,090

Intermountain                Glesby/Marks Leasing                    $   163,685

Manuel Bros.                 Associates Commercial                       393,544
Manuel Bros.                 Orix Corp.                                  142,812
Manuel Bros.                 KDC Financial                                37,277
Manuel Bros.                 Other                                        20,695
Manuel Bros.                 Ford Motor Credit                             6,678
Manuel Bros.                 GMAC                                          5,955
                                                                     -----------
Subtotal - Manuel Bros.                                              $   606,960

NLL                          US Bankcorp                               1,010,537
NLL                          1st Source Bank                             665,983
NLL                          John Deere Credit                            57,604
NLL                          Reimers                                      21,859
                                                                     -----------

                                  SCHEDULE 5.15
                                 (to Supplement)

                                                                BALANCE AS OF
SUBSIDIARY                            CREDITOR                    7/31/00
Subtotal - NLL                                                   $  1,755,982

North Sky                       Case Credit                           127,584
North Sky                       Ford Motor Credit                       2,430
                                                                 ------------
Subtotal - North Sky                                             $    130,014

Pac West                        Associates Commercial                  53,039
Pac West                        CIT Group                              42,793
Pac West                        Ford Motor Credit                      13,266
                                                                 ------------
Subtotal - Pac West                                              $    109,098

PAR Electric                    Associates Commercial                 396,232
PAR Electric                    Ford Motor Credit                     106,578
PAR Electric                    Caterpillar Financing                  26,072
                                                                 ------------
Subtotal PAR Electric                                            $    528,882

PDG                             CIT Group                        $     92,271

Potelco                         Case Credit                           515,064
Potelco                         Vermeer                               175,286
Potelco                         1st National Auto Lease               114,587
Potelco                         1st Security Leasing                   71,496
Potelco                         The Halton Company                     50,264
                                                                 ------------
Subtotal - Potelco                                               $    926,697

Ryan Co.                        GMAC                                  117,870
Ryan Co.                        Chrysler                               60,524
Ryan Co.                        Ford Motor Credit                      44,303
Ryan Co.                        Compass Bank                           15,249
                                                                 ------------
Subtotal - Ryan CO.                                              $    237,946

Spalj                           Carlson Tractor                        48,578
Spalj                           Caterpillar Financing                  36,577
Spalj                           Ziegler                                22,068
                                                                 ------------
Subtotal - Spalj                                                 $    107,223

Sumter                          Navistar                            2,348,439
Sumter                          GE Capital                            961,433
Sumter                          Keycorp                               839,582
Sumter                          Caterpillar Financing                 725,330
Sumter                          Safeco Credit                         399,288
Sumter                          Lease Plan USA                        147,096
Sumter                          SouthTrust                             90,085

                                     5.15-2

                                                                    BALANCE AS OF
SUBSIDIARY                              CREDITOR                       7/31/00
Sumter                          Associates Commercial                       81,411
Sumter                          Wachovia Bank                               60,814
Sumter                          Ford Motor Credit                           22,007
                                                                    --------------
Subtotal - Sumter                                                   $    5,675,485

Tom Allen                       Bank One                            $      515,923

Trans Tech                      Norwest                                     81,299
Trans Tech                      Ambassador Finance/Natnl                    37,641
                                City Leasing Corp.
                                                                    --------------
Subtotal - Trans Tech                                               $      118,940

Trawick                         SunTrust Bank                       $    1,847,413

Underground                     GE Capital                                 396,018
Underground                     Caterpillar Financing                      183,542
                                                                    --------------
Subtotal - Trans Tech                                               $      579,560

Utilco                          Associates Commercial                      294,606
Utilco                          GMAC                                         4,729
                                                                    --------------
Subtotal - Utilco                                                   $      299,335

VCI                             Newcourt Financial                  $       13,130

NCS                             Ford Motor Credit                   $       16,725

West Coast                      GMAC                                         8,906
West Coast                      Ford Motor Credit                            8,246
                                                                    --------------
Subtotal - West Coast                                               $       17,151

Total Debt at Subsidiaries                                          $   20,321,756

TOTAL DEBT                                                          $337, 703, 756
                                                                    ==============

                                     5.15-3

                    [FORM OF SERIES 2000-B, TRANCHE 1 NOTES]

                             QUANTA SERVICES, INC.

   8.01% SERIES 2000-B SENIOR SECURED NOTE, TRANCHE 1, DUE SEPTEMBER 1, 2005

No. [____________]                                                        [Date]
$[_______________]                                               PPN 74762E B* 2

         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on September 1, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.01% per annum from the date hereof, payable semiannually, on the first day of March and September in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.01% or (ii) 2% over the rate of interest publicly announced by Bank of America, N. A. from time to time in New York, New York, as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United Slates of America at the principal office of Bank of America, N. A, in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (the "Notes ") issued pursuant to a Supplement to the Note Purchase Agreement dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

                                    EXHIBIT 1
                                 (to Supplement)

         This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the Stale of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State

                                          QUANTA SERVICES, INC.

                                          By: __________________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                      E-1-2

                    [FORM OF SERIES 2000-B, TRANCHE 2 NOTES]

                              QUANTA SERVICES, INC,

   8.06% SERIES 2000-B SENIOR SECURED NOTE, TRANCHE 2, DUE SEPTEMBER 1, 2006

No. [_________]                                                           [Date]
$[____________]                                                  PPN 74762E B@ 0

         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [______________], or registered assigns, the principal sum of [______________] DOLLARS on September 1, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months)
(a) on the unpaid balance thereof at the rate of 8.06% per annum from the date hereof, payable semiannually, on the first day of March and September in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.06% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in New York, New York, as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A., in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (the "Notes") issued pursuant to a Supplement to the Note Purchase Agreement dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

                                    EXHIBIT 2
                                 (to Supplement)

         This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                           QUANTA SERVICES, INC.

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                      E-2-2

                    [FORM OF SERIES 2000-B, TRANCHE 3 NOTES]

                              QUANTA SERVICES, INC

   8.29% SERIES 2000-B SENIOR SECURED NOTE, TRANCHE 3, DUE SEPTEMBER 1, 2010

No. [___________]                                                         [Date]
$[_____________]                                                 PPN 74762E B# 8

         FOR VALUE RECEIVED, the undersigned, QUANTA SERVICES, INC. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [_______________], or registered assigns, the principal sum of [_______________] DOLLARS on September 1, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8. 29% per annum from the date hereof, payable semiannually, on the first day of March and September in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10. 29% or (ii) 2% over the rate of interest publicly announced by Bank of America, N. A. from time to time in New York, New York, as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A., in New York, New York, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (the "Notes") issued pursuant to a Supplement to the Note Purchase Agreement dated as of March 1, 2000 (as from time to time amended, supplemented or modified, the "Note Purchase Agreement"), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

                                    EXHIBIT 3
                                 (to Supplement)

         This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                           QUANTA SERVICES, INC.

                                           By:__________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                      E-3-2

                              GUARANTY RATIFICATION

To the Institutional Investors which are           Dated as of September 1, 2000
 Purchasers of the Series 2000-B Notes
 of Quanta Services, Inc.

     Re: $30,000,000 8.01% Series 2000-B Senior Secured Notes, Tranche 1,
                              Due September 1, 2005
                                       and
         $5,000,000 8.06% Series 2000-B Senior Secured Notes, Tranche 2,
                              Due September 1, 2006
                                       and
         $25,000,000 8.29% Series 2000-B Senior Secured Notes, Tranche 3,
                              Due September 1, 2010
                    (collectively the "Series 2000-B Notes")
                                       of
                              Quanta Services, Inc.

Ladies and Gentlemen:

         Reference is made to the First Supplement to Note Agreement dated as of September 1, 2000 (the "First Supplement") to be entered into by and among Quanta Services, Inc., a Delaware corporation (the "Company") and you providing for the purchase of the Series 2000-B Notes by you. All terms used and not otherwise defined herein shall have the respective meanings assigned thereto in the First Supplement.

         As an inducement to your purchase of the Series 2000-B Notes referred to above, the undersigned does hereby ratify and reaffirm that the payment of all principal and interest and all other amounts becoming due from time to time on the Series 2000-B Notes is absolutely and unconditionally guaranteed by the undersigned as provided for by the Guaranty dated as of March 1, 2000 (the "Guaranty") and the undersigned hereby certifies that the Guaranty is unmodified and remains in full force and effect.

                                    EXHIBIT B
                                 (to Supplement)

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Ratification to be duly executed and delivered by its duly authorized officer as of the date first above written.

                                    ADVANCED COMMUNICATION TECHNOLOGIES,
                                      INC., an Oregon corporation
                                    ARBY CONSTRUCTION, INC., a Delaware
                                      corporation
                                    AUSTIN TRENCHER, INC., a Delaware
                                      corporation
                                    CCLC, INC., a Delaware corporation
                                    COAST TO COAST, LLC, a California limited
                                      liability company
                                    COMPUTAPOLE, INC., a Delaware corporation
                                    CONTI COMMUNICATIONS, INC., a Delaware
                                      corporation
                                    CROCE ELECTRIC COMPANY, INC., a Delaware
                                      corporation
                                    CROWN FIBER COMMUNICATIONS, INC., a
                                      Virginia corporation
                                    DILLARD SMITH CONSTRUCTION COMPANY, a
                                      Delaware corporation
                                    DRIFTWOOD ELECTRICAL CONTRACTORS, INC., a
                                      Delaware corporation
                                    EDWARDS PIPELINE COMPANY, INC., a Delaware
                                      corporation
                                    ENVIRONMENTAL PROFESSIONAL ASSOCIATES,
                                      LIMITED, a California corporation
                                    FIBER TECHNOLOGY, INC., a Texas
                                      corporation
                                    FIVE POINTS CONSTRUCTION COMPANY, a
                                      Delaware corporation
                                    GEM ENGINEERING CO., INC., a Delaware
                                      corporation
                                    GOLDEN STATE UTILITY CO., a Delaware
                                      corporation
                                    H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.,
                                      a Delaware corporation
                                    HAINES CONSTRUCTION COMPANY, a Delaware
                                      corporation
                                    HARKER & HARKER, INC., a Nevada corporation
                                    INTERMOUNTAIN ELECTRIC, INC., a Colorado
                                      corporation
                                    IRBY CONSTRUCTION COMPANY, a Mississippi
                                      corporation
                                    LINE EQUIPMENT SALES CO., INC., a South
                                      Carolina corporation
                                    LOGICAL LINK, INC., a Delaware corporation
                                    MANUEL BROS, INC., a Delaware corporation
                                    MEARS GROUP, INC., a Delaware corporation
                                    MEARS/CPG, LLC, a Michigan limited liability
                                      company
                                    MEARS ENGINEERING, LLC, a Michigan limited
                                      liability company

                                      E-B-2

                                    MEARS/HDD, LLC, a Michigan limited liability
                                      company
                                    MEARS PIPELINE SERVICES, INC., a Michigan
                                      corporation
                                    MEARS SERVICES, LLC, a Michigan limited
                                      liability company
                                    METRO UNDERGROUND SERVICES, INC., an
                                      Illinois corporation
                                    NETCOM MANAGEMENT GROUP, INC., a
                                      Delaware corporation
                                    NETWORK COMMUNICATIONS SERVICES, INC., a
                                      Delaware corporation
                                    NORTH PACIFIC CONSTRUCTION Co., INC., a
                                      Delaware corporation
                                    NORTH SKY COMMUNICATIONS, a Delaware
                                      corporation
                                    NORTHERN LINE LAYERS, INC., a Delaware
                                      corporation
                                    PAC WEST CONSTRUCTION, INC., a Delaware
                                      corporation
                                    PAR ELECTRICAL CONTRACTORS, INC., a
                                      Missouri corporation
                                    PDG ELECTRIC COMPANY, a Florida corporation
                                    POTELCO, INC., a Washington corporation
                                    QSI, INC., a Delaware corporation
                                    QUANTA XVII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA XLI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA XLII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA XLV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA XLVI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA XLVIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LIV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LVI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LVII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LVIII ACQUISITION, INC., a Delaware
                                      corporation

                                      E-B-3

                                    QUANTA LIX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXI ACQUISITION, INC, a Delaware
                                      corporation
                                    QUANTA LXII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXIV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXVI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXVII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXVIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXIX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXXI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXXII ACQUISITION, INC, a Delaware
                                      corporation
                                    QUANTA LXXIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXXIV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA DELAWARE, INC., a Delaware
                                      corporation
                                    QUANTA SERVICES OF CANADA LTD., a British
                                      Columbia corporation
                                    QUANTA SERVICES MANAGEMENT PARTNERSHIP,
                                      L.P., a Texas limited partnership
                                    QUANTA UTILITY INSTALLATION Co., INC., a
                                      Delaware corporation
                                    R.A. WAFFENSMITH & Co., INC., a Delaware
                                      corporation
                                    RANGER DIRECTIONAL, INC., a Delaware
                                      corporation
                                    S.K.S. PIPELINERS, INC., a Delaware
                                      corporation
                                    SEAWARD CORPORATION, a Maine corporation
                                    SOUTHEAST PIPELINE CONSTRUCTION, INC., a
                                      Delaware corporation
                                    SPALJ CONSTRUCTION COMPANY, a Delaware
                                      corporation
                                    SPECIALTY DRILLING, INC., a Delaware
                                      corporation

                                      E-B-4

                                    SULLIVAN WELDING, INC., a Delaware
                                      corporation
                                    SUMTER BUILDERS, INC., a Delaware
                                      corporation
                                    SYNERTEC INC., a South Carolina corporation
                                    TELECOM NETWORK SPECIALISTS, INC., a
                                      Delaware corporation
                                    THE RYAN COMPANY, INC., a Massachusetts
                                      corporation
                                    TOM ALLEN CONSTRUCTION COMPANY, a
                                      Delaware corporation
                                    TRANS TECH ELECTRIC, INC., an Indiana
                                      corporation
                                    TRAWICK CONSTRUCTION Co., a Florida
                                      corporation
                                    TTM, INC., a North Carolina corporation
                                    TVS SYSTEMS, INC., a Delaware corporation
                                    UNDERGROUND CONSTRUCTION Co., INC., a
                                      Delaware corporation
                                    UTILCO, INC., a Georgia corporation
                                    UTILITIES CONSTRUCTION Co., INC., a Delaware
                                      corporation
                                    VCI TELCOM, INC., a Delaware corporation
                                    W.H.O.M. CORPORATION, a California
                                      corporation
                                    WADE D. TAYLOR, INC., a Delaware corporation
                                    W.C. COMMUNICATIONS, INC., a Delaware
                                      corporation
                                    WORLD FIBER, INC., a Delaware corporation

                                    By:_________________________________________
                                       Brad Eastman, President or Vice President
                                       of each Guarantor

                                      E-B-5

                                    COAST To COAST, LLC, a California limited
                                      liability company

                                    By: ENVIRONMENTAL PROFESSIONAL
                                          ASSOCIATES, Limited, Its Member

                                        By: ____________________________________
                                            Brad Eastman, Vice President

                                    QUANTA SERVICES MANAGEMENT
                                      PARTNERSHIP, L.P., a Texas limited
                                      liability partnership

                                    By: QSI, INC., Its General Partner

                                        By: ____________________________________
                                            Brad Eastman, Vice President

Address for Each Company:
c/o Quanta Services, Inc
1360 Post Oak Blvd., Suite 2100
Houston, TX 77056
Attn: General Counsel
Fax No: (713)629-7676
Phone No.: (713)629-7600

                                      E-B-6

                           GUARANTY JOINDER AGREEMENT

         This Guaranty Joinder Agreement dated as of September 1, 2000, is from each of the undersigned (each an "Additional Guarantor") to the Noteholders (defined below):

                                    RECITALS:

         A. Quanta Services, Inc., a Delaware corporation (the "Issuer"), and certain institutional investors (the "Initial Purchasers") have entered into that certain Note Purchase Agreement dated as of March 1, 2000 (the "Original Note Purchase Agreement"). The Issuer and certain institutional investors (the "First Supplement Purchasers") have entered into that certain First Supplement to Note Purchase Agreement dated as of September 1, 2000 (the "First Supplement"). The Original Note Purchase Agreement, as supplemented by the First Supplement and as from time to time supplemented by one or more Supplements, is hereinafter referred to as the "Note Purchase Agreement."

         B. Under and pursuant to the Original Note Purchase Agreement the Issuer (i) has issued and sold $73,000,000 aggregate principal amount of its 8.46% Series 2000-A Senior Secured Notes, Tranche 1, due March 1, 2005, $41, 500,000 aggregate principal amount of its 8.55% Series 2000-A Senior Secured Notes, Tranche 2, due March 1, 2007 and $35,500,000 aggregate principal amount of its 8.61% Series 2000-A Senior Secured Notes, Tranche 3, due March 1, 2010 (collectively, the "Series 2000-A Notes") to the Initial Purchasers, (ii) under and pursuant to the First Supplement will issue and sell $30,000,000 aggregate principal amount of its 8.01% Series 2000-B Senior Secured Notes, Tranche 1, due September 1, 2005, $5,000,000 aggregate principal amount of its 8.06%
Series 2000-B Senior Secured Notes, Tranche 2, due September 1, 2006 and $25, 000, 000 aggregate principal amount of its 8.29% Series 2000-B Senior Secured Notes, Tranche 3, due September 1, 2010 (collectively, the "Series 2000-B Notes") to the First Supplement Purchasers and (iii) may, from time to time, issue and sell additional Series of its secured promissory notes (the "Additional Notes"; the Series 2000-A Notes, Series 2000-B Notes and the Additional Notes are collectively referred to herein as the "Notes") to institutional investors (the "Additional Purchasers"). The Initial Purchasers, First Supplement Purchasers and the Additional Purchasers are collectively referred to herein as the "Purchasers"; and holders of Notes are collectively referred to herein as the "Noteholders".

         C. As a condition to their purchase of the Series 2000-A Notes, the Initial Purchasers required that certain Subsidiaries of the Issuer execute a Guaranty dated as of March 1, 2000 (the "Guaranty") and absolutely and unconditionally guarantee the principal of and premium, if any, and interest on the Notes.

         D. Capitalized terms used but not defined herein have the meanings given them in the Note Purchase Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Additional Guarantor agrees, for the benefit of each Noteholder, as follows:

                                    EXHIBIT C
                                 (to Supplement)

         Pursuant to Section 9.6 of the Note Purchase Agreement, the Issuer has agreed to cause the Additional Guarantors to join in the Guaranty. In accordance with the requirements of the Note Purchase Agreement, the Additional Guarantors desire to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty attached hereto so that at all times from and after the date hereof, each Additional Guarantor shall be jointly and severally liable as set forth in the Guaranty for the obligations of the Issuer under the Note Purchase Agreement and the Notes to the extent and in the manner set forth in the Guaranty.

         The undersigned is the duly elected _______________of [each] Additional Guarantor, a wholly owned subsidiary of the Issuer, and is duly authorized to execute and deliver this Guaranty Joinder Agreement. The execution by the undersigned of this Guaranty Joinder Agreement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty and by such execution the Additional Guarantors shall be deemed to have made in favor of the Noteholders the representations and warranties set forth in Article II of the Guaranty.

         Upon execution of this Guaranty Joinder Agreement, the Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty are hereby ratified, confirmed and approved in all respects.

                                      E-C-2

         Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty without making specific reference to this Guaranty Joinder Agreement, but nevertheless all such references shall be deemed to include this Guaranty Joinder Agreement unless the context shall otherwise require.

                                    IRBY CONSTRUCTION COMPANY, a Mississippi
                                      corporation
                                    LINE EQUIPMENT SALES Co., INC., a South
                                      Carolina corporation
                                    MEARS/CPG, LLC, a Michigan limited liability
                                      company
                                    MEARS ENGINEERING, LLC, a Michigan limited
                                      liability company
                                    MEARS/HDD, LLC, a Michigan limited liability
                                      company
                                    MEARS PIPELINE SERVICES, INC., a Michigan
                                      corporation
                                    METRO UNDERGROUND SERVICES, INC., an
                                      Illinois corporation
                                    QUANTA LIV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LVI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LVII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LVIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LVIX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXIV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXV ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXVI ACQUISITION, INC., a Delaware
                                      corporation

                                      E-C-3

                                    QUANTA LXVII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXVIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXIX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXX ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXXI ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXXII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXXIII ACQUISITION, INC., a Delaware
                                      corporation
                                    QUANTA LXXIV ACQUISITION, INC., a Delaware
                                      corporation
                                    SYNERTEC INC., a South Carolina corporation

                                    By:_________________________________________
                                       Brad Eastman, President or Vice President
                                       of each Additional Guarantor

Address for Each Company:
c/o Quanta Services, Inc.
1360 Post Oak Blvd., Suite 2100
Houston, TX 77056
Attn: General Counsel
Fax No.: (713)629-7676
Phone No.: (713)629-7600

                                      E-C-4

                            FORM OF ACKNOWLEDGMENT TO
               INTERCREDITOR AGREEMENT FOR ADDITIONAL NOTEHOLDERS

         Reference is hereby made to the Intercreditor Agreement dated as of March 23, 2000 (the "Agreement"), among Bank of America, N. A., as Agent for the Lenders party to the Credit Agreement referenced therein and Bank of America, N. A., as the Collateral Agent, and the Noteholders party thereto and certain other Parties, if any, thereto The undersigned has entered into a Supplement dated as of September 1, 2000 to the Note Agreement with Quanta Services, Inc. and desires that the additional series of Senior Notes issued thereunder be secured by the Security Documents and constitute Benefited Obligations under the Agreement. The undersigned has obtained the consent of the Collateral Agent under the Agreement and acknowledges the terms of the Agreement and agrees to be bound thereby. Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

Dated: September 1, 2000            [Name of Noteholder]

                                       _________________________________________

                                    By:_________________________________________
                                       Title:___________________________________
                                       Date: ___________________________________

                                    Notice Address:

                                    Acknowledged and Agreed:

                                    BANK OF AMERICA, N.A., as Collateral Agent

                                    By:_________________________________________
                                       Title:___________________________________
                                       Date: ___________________________________

                                    QUANTA SERVICES, INC.

                                    By:_________________________________________
                                       Title:___________________________________
                                       Date: ___________________________________

                                       (Other Obligors)

                                    By:_________________________________________
                                       Title:___________________________________
                                       Date: ___________________________________

                                    EXHIBIT D
                                 (to Supplement)